UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

HCW Biologics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40591	82-5024477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 N. Commerce Parkway
Miramar, Florida	33025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 842-2024

(Former Name or Former Address, if. Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities 3Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03 Material Modification to Rights of Security Holders.

On June 15, 2026, at the Annual Meeting of Stockholders of HCW Biologics Inc., a Delaware corporation (the “Company”), the stockholders granted to the Board of Directors of the Company the authority to effectuate a reverse split of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”). On June 24, 2026, the Board of Directors (the “Board”) approved a reverse stock split at a ratio of 1 - for - 6 (one for six) shares (the “Reverse Stock Split”). The Company expects that the effective time of the Reverse Stock Split will be at or about 12:01 a.m. Eastern time on Tuesday, June 30, 2026 (the “Effective Date”), with the Common Stock trading on The Nasdaq Capital Market (“Nasdaq”) on a reverse split-adjusted basis under the Company’s existing trading symbol, “HCWB,” at the market open on Tuesday, June 30, 2026.

Reasons for Reverse Stock Split

As of June 24, 2026, the Company’s shares traded over $1.00 per share for 27 consecutive trading days; however, the trading price was sustained at the minimum level. According to the terms contained in a decision letter from the Nasdaq Hearings Panel (the “Panel”) delivered on May 29, 2026, any future noncompliance of the Common Stock with Nasdaq Listing Rule 5550(a), or (the “Bid Price Rule”) prior to September 22, 2026, will result in automatic delisting of the Common Stock. The Company is effecting the Reverse Stock Split now in an effort to ensure the Company remains compliant with the Bid Price Rule as well as the terms required by the Panel.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split will become effective with Nasdaq, and the Common Stock will begin trading on a reverse split-adjusted basis, at the open of business on the Effective Date. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 40423R303.

Split Adjustment; Treatment of Fractional Shares. On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to: (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split divided by (ii) six (6). Any fractional share of Common Stock that would otherwise result from the Reverse Stock Split will be rounded up to the next whole share and, as such, any stockholder who otherwise would have held a fractional share after giving effect to the Reverse Stock Split will instead hold one whole share of the post-Reverse Stock Split Common Stock after giving effect to the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash, scrip, or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. The Company intends to treat stockholders holding shares of Common Stock in “street name” (that is, held through a bank, broker, or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of the Company’s Common Stock in “street name”; however, these banks, brokers, or other nominees may apply their own specific procedures for processing the Reverse Stock Split.

Also, on the Effective Date, all options and warrants of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by (i) dividing the number of shares of Common Stock into which the options and warrants are exercisable or convertible by six (6) and (ii) multiplying the exercise or conversion price thereof by six (6), all in accordance with the terms of the plans, agreements, or arrangements governing such options and warrants and subject to rounding up to the nearest whole share.

Non-Certificated Shares. Those Company stockholders who hold their shares in electronic form do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their accounts with the Company’s transfer agent. Those stockholders who hold their shares in “street name” will receive instructions from their bank, broker, or nominee.

Amended Certificate of Incorporation. The Company effected the Reverse Stock Split pursuant to the Company’s filing of a Certificate of Amendment of Certification of Incorporation with the Secretary of State of the State of Delaware on June 24, 2026 to advance the first day of trading on a reverse split-adjusted basis to the Effective Date, all in accordance with the Delaware General Corporation Law. The Certificate of Amendment of Certificate of Incorporation is expected to become effective at or about 12:01 a.m. Eastern time on the Effective Date. A copy of the Certificate of Amendment of Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report.

Stockholder Approval. As disclosed above and as reported on Form 8-K filed on June 15, 2026, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to implement one or more reverse stock splits of the outstanding shares of the Common Stock (as necessary to maintain a listing of the Common Stock on Nasdaq in an aggregate range from one-for-five (1:5) up to one-for-twenty (1:20), or anywhere between, all as determined in the sole discretion of the Company’s Board of Directors. The stockholder approval occurred at the Annual Meeting of Stockholders held on June 15, 2026 at 10 a.m. Eastern time.

Capitalization. Prior to the Reverse Stock Split, the Company was authorized to issue 250,000,000 shares of Common Stock. There will be no change in the number of authorized shares as a result of the Reverse Stock Split. As of June 25, 2026, there were 9,581,079 shares of Common Stock outstanding. As a result of the Reverse Stock Split, there will be approximately 1,596,849 shares of Common Stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). The number of shares of preferred stock that the Company is authorized to issue will not be impacted; none is currently issued and outstanding.

Immediately after the Reverse Stock Split, each stockholder’s relative ownership interest in the Company and proportional voting power will remain virtually unchanged except for minor changes and adjustments that will result from rounding fractional shares of Common Stock into whole shares.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may include, but are not limited to, statements related to the Reverse Stock Split, the effectiveness of the Certificate of Amendment of Certificate of Incorporation, and the Company’s ability to maintain compliance with Nasdaq’s minimum bid price requirement, as well as statements, other than historical facts, that address activities, events, or developments that the company intends, expects, projects, believes, or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believes,” “hopes,” “may,” “anticipates,” “should,” “intends,” “plans,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy,” and similar expressions and are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments, and other factors believed to be appropriate. Forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events, or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of the Company’s control. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K filed on March 31, 2026, as well as Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and include whether the Company will be successful in maintaining the listing of its Common Stock on Nasdaq and the effects of the Reverse Stock Split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On June 26, 2026, Company issued a press release announcing the Reverse Stock Split. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation, filed June 24, 2026.
99.1	Press release, dated June 26, 2026, announcing reverse stock split.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCW BIOLOGICS INC.

Date:	June 26, 2026	By:	/s/ Hing Wong
Hing C. Wong, Founder and Chief Executive Officer